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                                                                    Exhibit 99.1
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     Cautionary Statement for the Purposes of the "Safe Harbor" Provisions of
     the Private Securities Litigation Reform Act of 1995

     Marquette Medical Systems, Inc. (the "Company") desires to take advantage of the new "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act") and is filing this Form 8-K in order to do so. Information provided by the Company from time to time may contain certain "forward looking" information, as that term is defined in the Reform Act and in releases made by the Securities and Exchange Commission (the "SEC"). The following cautionary statements are being made pursuant to the provisions of the Reform Act. The Company cautions that forward looking statements or projections that may be made orally or in writing are made subject to uncertainties. The accuracy of such forward looking statements are not guarantees of and may be affected by general economic conditions, the impact of competitive products, services and pricing, and demand and market acceptance risks of current and new products and services, potential risks. Uncertainties and risks that the Company believes could cause actual financial results of the Company to differ materially from those in or implied by the forward looking statements include, but are not limited to, the following:

     (a) Changes in environmental laws applicable to the Company's businesses and facilities may increase costs of doing business, including increased permitting, construction and administrative costs.

     (b) Damage to the Company's facilities or equipment that cannot be quickly rebuilt or replaced could hinder or prevent the Company from manufacturing its products.

     (c) Changes in the amount, type and cost of the financing which is currently available to the Company could have a material adverse effect on the financial results and operations of the Company.

     (d) The Company depends on the continuing services of its current management. The loss or retirement of one or more of its key executives could have a material adverse effect on the financial results and operations of the Company if suitable replacements cannot be retained. The Company anticipates that as its operations increase in size and scope, additional qualified personnel will be required. There is no assurance that the Company will be successful in attracting and retaining such qualified employees.

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     (e)  Many of the Company's products are employed during the course of treatment of patients who are severely ill. From time to time, patients on whom the Company's products are being used will have sustained and will continue to sustain injury or death related to their medical treatment or condition. This has and is expected to continue to lead to product liability claims against the Company. Some of those claims may be large. The Company presently carries product liability insurance coverage in amounts which the Company feels are sufficient to protect the Company. However, it is possible that this coverage could prove to be insufficient to cover claims which might be made against the Company. The availability and costs of such coverage varies from time to time and can be affected by the number and nature of the product liability claims. There is no assurance that the Company will always be able to obtain adequate product liability coverage at an acceptable price or that it will be able to obtain such insurance at all.

     (f) Greater than anticipated costs and delays in connection with the development, introduction and market acceptance of the Company's products could adversely impact the Company's financial results and operations.

     (g) Delays or other difficulties in the development or introduction of products by any of the Company's strategic partners or by companies participating in joint development could negatively impact or delay the shipment by the Company of products associated with such programs.

     (h) A significant portion of the Company's revenue is from sales of products outside the United States. The Company's financial results could be adversely affected by such factors as changes in foreign currency exchange rates, trade protection measures, policies with respect to currency and fiscal controls, longer accounts receivable collection patterns, changes in regional worldwide economic or political conditions, import and other charges or taxes, unstable governments and legal systems, nationalizations and intergovernmental disputes.

     (i) Increased competition for the Company's products in the United States and abroad, including intensification of price competition, advances in technology, the entry of new competitors and the introduction of new products by new and existing competitors, could result in lower selling prices of the Company's products. There can be no assurance that the Company will be able to offset such downward price pressure through corresponding cost reductions.

     (j) The medical device industry is characterized by rapidly evolving technology and innovative products. Competitors could succeed in developing technologies and products that are more effective than those currently produced by the Company or that would render some of the Company's products obsolete or non-competitive.
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     (k)  The lead times for the purchase of the components utilized in the production of the Company's products could increase, resulting in a loss or delay of orders.

     (l) Increased costs for certain components utilized in the production of the Company's products could adversely impact the Company's financial results.

     (m) Contracts which are with the federal government or state or local governments and are funded on a periodic basis periodically face funding constraints or are contingent upon approval of continued funding. In the event that such funding is not approved, these contracts are subject to cancellation.

     (n) Increasing cost consciousness of health care providers and the emphasis on managed care and control of costs may in the future lead to a reduction in the average selling price for some of the Company's products which could adversely affect the Company's gross margin.

     (o) The Food and Drug Administration regulates the development, testing, manufacturing, packaging, distribution and marketing in the United States of most of the products manufactured and sold by the Company. Certain states also regulate the manufacture of medical devices. The medical device amendments of 1976 to the Federal Food, Drug and Cosmetic Act, as well as subsequent amendments to that Act, require product clearances by the FDA as to newly-introduced medical devices, such clearance procedures being time consuming and costly. Difficulties with which the Company may encounter during the clearance process may add to the delays and costs of introducing products and could require significant changes to developed products or, perhaps, abandonment of a product that has been developed through the expenditure of considerable time and expense.

     (p) Sales of medical devices outside of the United States are subject to foreign regulatory requirements that vary widely from country to country. The time required to obtain clearance to sell medical devices in foreign countries may be longer or shorter than that required for FDA clearance. The European union has recently developed a new approach to the regulation of medical products that may significantly change the situation in those countries. The receipt or denial of FDA clearance for a particular product may affect the receipt or denial of regulatory clearance for that product in certain other countries.

     (q) Changes in the law or new interpretations of existing laws may have a significant effect on the definition of permissible or impermissible activities, the relative costs associated with doing business and the amount of reimbursement by both government and third party payers. In addition, economic forces, regulatory influences and political initiatives are subjecting the health care industry to fundamental changes. Health care reform proposals have been formulated by the current administration and by members of
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Congress. Federal, state and local government representatives are likely to continue to review and assess alternative health care delivery systems and payment methods and ongoing public debate of these issues can be expected. There can be no assurance that any such efforts or reforms will not have an adverse affect on the business, results of operations or financial condition of the Company.

     (r) In January, 1996, the Company acquired all of the outstanding shares of stock of E for M Corporation. The Company believes that the acquisition will provide an opportunity for cost savings through consolidation of facilities and operations and for revenue and earnings growth rates greater than those possible for either company alone. The achievement of these goals, however, is dependent upon the successful integration of the two companies that have previously operated independently. The successful integration of the operations of the companies will require the dedication of substantial management resources. There can be no assurance that difficulties encountered in integrating the operations of the companies will be overcome or that the goals and benefits expected from a successful integration will be realized. Difficulties encountered in connection with the integration could have an adverse affect on the business, results of operations or financial condition of the Company going forward.